[PAINE WEBBER LOGO]                         CORPORATE COMMUNICATIONS

                                           Paine Webber Group Inc.
                                           1285 Avenue of the Americas, 14th fl.
                                           New York, NY  10019-6028
                                           (212) 713-8391

                              N E W S  R E L E A S E




Contact:  David P. Walker                             FOR IMMEDIATE RELEASE
          Paine Webber Group Inc.
          212-713-8502


                PAINE WEBBER GROUP REPORTS THIRD QUARTER RESULTS

                 --THIRD QUARTER EARNINGS PER SHARE IS $0.85--
                 -- MERGER WITH UBS AG CONTINUES ON SCHEDULE --

         NEW YORK, October 11, 2000 -- Paine Webber Group Inc. reported today financial results for the third quarter of 2000. Net income totaled $135.8 million, or $0.85 per diluted share, for the quarter ended September 30, 2000, compared with net income of $138.2 million, or $0.86 per diluted share in the corresponding period a year ago. Revenues, including net interest, for the third quarter of 2000 were $1.443 billion, an increase of 16.6 percent, compared to $1.237 billion in the third quarter of 1999.

         For the nine month period ended September 30, 2000, the firm earned net income of $439.6 million or $2.83 per diluted share compared to $462.3 million or $2.88 in the earlier nine month period. Nine month revenues were a record totaling $4.451 billion, an increase of 14.1 percent from the corresponding nine month period.

         "We are pleased with our third quarter earnings and the successful completion of the conversion of J. C. Bradford & Co. into PaineWebber, while simultaneously preparing for our merger with UBS AG," said Donald B. Marron, PaineWebber's chairman and chief executive officer. "Looking ahead, we are excited about the expanded capabilities of PaineWebber to deliver global services and enhanced product offerings to our financial advisors and their clients through our proposed partnership with UBS."

         Paine Webber Group Inc., together with its subsidiaries, serves the investment and capital needs of a worldwide client base. The firm employs 22,855 people in 383 offices.

         This news release and more information about Paine Webber Group Inc. can be found on our corporate site on the World Wide Web, www.painewebber.com.


                           -- Two tables to follow --

                            PAINE WEBBER GROUP INC.
                       CONSOLIDATED STATEMENTS OF INCOME
               (IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                   For the Quarter Ended September 30,    For the Nine Months Ended September 30,
                                                       2000                 1999                 2000                 1999
                                                   ------------         ------------         ------------         ------------
REVENUES
 Commissions                                       $    528,948         $    451,341         $  1,765,630         $  1,419,092
 Principal Transactions                                 287,931              235,914              778,648              829,968
 Asset Management                                       314,083              235,712              893,076              666,250
 Investment Banking                                     107,502              134,235              385,329              420,321
 Interest                                             1,167,415              762,205            3,223,170            2,289,636
 Other                                                   39,367               40,785              120,940              129,213
                                                   ------------         ------------         ------------         ------------

TOTAL REVENUES                                        2,445,246            1,860,192            7,166,793            5,754,480

 Interest Expense                                     1,002,567              623,025            2,715,837            1,854,515
                                                   ------------         ------------         ------------         ------------

NET REVENUES                                          1,442,679            1,237,167            4,450,956            3,899,965
                                                   ------------         ------------         ------------         ------------

NON-INTEREST EXPENSES
 Compensation and Benefits                              875,012              711,783            2,664,401            2,260,575
 Office & Equipment                                     111,933               89,159              308,220              259,941
 Communications                                          49,408               42,331              140,338              127,179
 Business Development                                    34,172               30,861              114,849               83,262
 Brokerage, Clearing & Exchange Fees                     16,203               23,391               63,806               71,268
 Professional Services                                   42,215               33,469              142,096               96,318
 Other Expenses                                          93,536               80,188              294,757              240,751
                                                   ------------         ------------         ------------         ------------


TOTAL NON-INTEREST EXPENSES                           1,222,479            1,011,182            3,728,467            3,139,294
                                                   ------------         ------------         ------------         ------------

INCOME BEFORE INCOME TAXES & MINORITY INTEREST          220,200              225,985              722,489              760,671

Provision for Income Taxes                               76,370               79,722              258,682              274,183
                                                   ------------         ------------         ------------         ------------

INCOME BEFORE MINORITY INTEREST                         143,830              146,263              463,807              486,488

Minority Interest                                         8,061                8,061               24,183               24,183
                                                   ------------         ------------         ------------         ------------

NET INCOME                                         $    135,769         $    138,202         $    439,624         $    462,305
                                                   ============         ============         ============         ============

NET INCOME APPLICABLE TO COMMON SHARES             $    135,769         $    132,253         $    439,624         $    444,458

EARNINGS PER SHARE
       BASIC                                       $       0.92         $       0.91         $       3.01         $       3.05
       DILUTED                                     $       0.85         $       0.86         $       2.83         $       2.88

WEIGHTED AVERAGE COMMON SHARES
       BASIC                                        148,019,000          145,634,000          146,143,000          145,583,000
       DILUTED                                      159,911,000          153,858,000          155,100,000          154,107,000

PAINE WEBBER GROUP INC.
QUARTERLY STATISTICAL SUPPLEMENT - OPERATING RESULTS  [UNAUDITED]

                                                  3Q 00               2Q 00             1Q 00         4Q 99             3Q 99
ROE Common (Annualized)                            16.6%                18.9% *           23.8%          22.9% **         19.2%

Income Before Taxes & Minority Interest
   as a Percentage of Net Revenues                 15.3%                17.2% *           18.2%          19.7%            18.3%
-------------------------------------------------------------------------------------------------------------------------------

E.P.S. [Diluted]                                $   0.85            $   0.95  *       $   1.16       $   1.07  **     $   0.86

Diluted Shares [Millions]                          159.9               154.6             152.3          150.7            153.9

Dividends Paid Per Common Share                 $   0.12            $   0.12          $   0.12       $   0.11         $   0.11

Book Value Per Common Share                     $  22.77            $  21.74          $  20.95       $  20.04         $  19.36

Common Shares Outstanding [Millions]               149.0               146.7             145.1          145.6            145.2

-------------------------------------------------------------------------------------------------------------------------------

Total Capital [$Billions]                       $   8.73            $   8.80          $   8.55       $   8.53         $   8.36

Total Shareholders' Equity [$Billions]          $   3.39            $   3.19          $   3.04       $   2.92         $   2.81

-------------------------------------------------------------------------------------------------------------------------------

Client Assets [$Billions]                       $  490.0            $  484.3          $  452.4       $  423.0         $  377.2

Assets Under Management [$Billions]             $   75.9            $   73.1          $   73.4       $   68.8         $   59.5
  Money Market Funds                                42.2                39.6              39.0           34.5             33.5
  Long Term Mutual Funds                            16.0                16.3              17.1           17.4             14.2
  Institutional and Other                           17.7                17.2              17.3           16.9             11.8

Wrap Fee Assets [$Billions]                     $   61.2            $   58.5          $   53.9       $   47.0         $   37.5

-------------------------------------------------------------------------------------------------------------------------------

Client Assets on "The Edge" [$Billions]***      $  225.8            $  183.7          $  165.5       $  140.2         $  99.4

Households on "The Edge" ***                     312,000             248,800           208,300        175,600          124,000

RMA Accounts ****                                770,400             752,400           669,500        625,000          591,900

-------------------------------------------------------------------------------------------------------------------------------

Recurring Fees (YTD Annualized)                 $  1,477            $  1,435          $  1,372       $  1,148         $  1,124
            [$Millions]

Recurring Fees (Incl. Margin Interest)-
As a % of Fixed Costs                                110%                115%              109%           102%             100%

-------------------------------------------------------------------------------------------------------------------------------

Employees                                         22,855              23,175            20,008         19,620           18,988

Financial Advisors                                 8,688               8,554             7,608          7,576            7,249

Sales Offices                                        383                 385               318            315              309

*    Excludes Bradford merger-related costs of $18.8 million after taxes

** Excludes the effect of the unamortized discount of $59.9 million charged to equity resulting from the redemption of preferred stock

***  Paine Webber's client on-line service
**** Paine Webber and J.C. Bradford central asset accounts